     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1997


                                                     REGISTRATION NOS.: 33-59188
                                                                        811-7558
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933                     /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO. 5                      /X/


                                     AND/OR

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                  ACT OF 1940                                /X/


                                AMENDMENT NO. 6                              /X/

                                ----------------

                              TCW/DW BALANCED FUND

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600


                                BARRY FINK, ESQ.

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


        / / immediately upon filing pursuant to paragraph (b)
        /X/ on July 28, 1997 pursuant to paragraph (b)
        / / 60 days after filing pursuant to paragraph (a)
        / / on (date) pursuant to paragraph (a) of rule 485.


                              -------------------

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (a)(1) OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (b)(2) OF RULE 24f-2, THE REGISTRANT FILED A RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1996.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TCW/DW BALANCED FUND
                             CROSS REFERENCE SHEET
                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS

       1.  ....................................  Cover Page
       2.  ....................................  Summary of Fund Expenses; Prospectus Summary
       3.  ....................................  Financial Highlights; Performance Information
       4.  ....................................  Investment Objective and Policies; The Fund and Its
                                                   Management; Cover Page; Investment Restrictions;
                                                   Prospectus Summary
       5.  ....................................  The Fund and Its Management; Back Cover; Investment
                                                   Objective and Policies
       6.  ....................................  Dividends, Distributions and Taxes; Additional
                                                 Information
       7.  ....................................  Purchase of Fund Shares; Shareholder Services;
                                                   Repurchases and Redemptions
       8.  ....................................  Purchase of Fund Shares; Repurchases and Redemptions;
                                                   Shareholder Services
       9.  ....................................  Not Applicable

PART B                                                    STATEMENT OF ADDITIONAL INFORMATION
      10.  ....................................  Cover Page
      11.  ....................................  Table of Contents
      12.  ....................................  The Fund and Its Management
      13.  ....................................  Investment Practices and Policies; Investment
                                                 Restrictions; Portfolio Transactions and Brokerage
      14.  ....................................  The Fund and Its Management; Trustees and Officers
      15.  ....................................  Trustees and Officers
      16.  ....................................  The Fund and Its Management; Custodian and Transfer
                                                   Agent; Independent Accountants
      17.  ....................................  Portfolio Transactions and Brokerage
      18.  ....................................  Description of Shares
      19.  ....................................  Purchase of Fund Shares; Repurchases and Redemptions;
                                                   Financial Statements; Shareholder Services
      20.  ....................................  Dividends, Distributions and Taxes;
      21.  ....................................  Purchase of Fund Shares; The Distributor
      22.  ....................................  Performance Information
      23.  ....................................  Financial Statements


PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS


JULY 28, 1997



TCW/DW Balanced Fund (the "Fund") is an open-end, diversified management investment company, whose investment objective is to achieve high total return through a combination of income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. See "Investment Objective and Policies."



The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class C shares. See "Purchase of Fund Shares -- Alternative Purchase Arrangements."



This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


TABLE OF CONTENTS


Prospectus Summary /2
Summary of Fund Expenses /5
Financial Highlights /7
The Fund and its Management /8
Investment Objective and Policies /8
  Special Risk Considerations /10
Investment Restrictions /15
Purchase of Fund Shares /15
Shareholder Services /25
Repurchases and Redemptions /28
Dividends, Distributions and Taxes /29
Performance Information /30
Additional Information /30


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        TCW/DW BALANCED FUND
        Two World Trade Center
        New York, New York 10048
        (212) 392-2550 or
        (800) 869-NEWS (toll-free)

        Dean Witter Distributors Inc.
        Distributor

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE                The Fund is organized as a Trust, commonly known as a Massachusetts business
FUND               trust, and is an open-end, diversified management investment company investing in a diversified portfolio of common stocks and investment grade fixed-income securities.
------------------------------------------------------------------------------------------------
SHARES             Shares of beneficial interest with $0.01 par value (see page 30). The Fund
OFFERED            offers four Classes of Shares, each with a different combination of sales charges, ongoing fees and other features (see pages 15-24).
------------------------------------------------------------------------------------------------
MINIMUM            The minimum initial investment for each Class is $1,000 ($100 if the account
PURCHASE           is opened through EasyInvest-SM-) Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for
                   Class D shares, and subject to the $1,000 minimum initial investment for each
                   Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which Dean Witter Services Company Inc. serves as manager and TCW
                   Funds Management, Inc. serves as investment adviser will be aggregated. The minimum subsequent investment is $100 (see page 15).
------------------------------------------------------------------------------------------------
INVESTMENT         The investment objective of the Fund is to achieve high total return through a
OBJECTIVE          combination of income and capital appreciation. (see page 8)
------------------------------------------------------------------------------------------------
MANAGER            Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), is the Fund's Manager. The
                   Manager also serves as Manager to thirteen other investment companies which are advised by TCW Funds Management, Inc. (the "TCW/DW Funds"). The Manager
                   and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 100 investment companies and other portfolios with assets of approximately $96.6 billion at June 30, 1997 (see page 8).
------------------------------------------------------------------------------------------------
ADVISER            TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser.
                   In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds. As of June 30, 1997, the Adviser and its affiliates had approximately $50 billion under management or committed to management in various fiduciary or advisory capacities, primarily from institutional investors (see page 8).
------------------------------------------------------------------------------------------------
MANAGEMENT         The Manager receives a monthly fee at the annual rate of 0.45% of daily net
AND ADVISORY       assets. The Adviser receives a monthly fee at an annual rate of 0.30% of daily
FEES               net assets (see page 8).
------------------------------------------------------------------------------------------------
DISTRIBUTOR AND    Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a
DISTRIBUTION FEE   distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the
                   "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class
                   B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                   National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 15 and 23).
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALTERNATIVE        Four classes of shares are offered:
PURCHASE           - Class A shares are offered with a front-end sales charge, starting at 5.25%
ARRANGEMENTS       and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 15, 18 and
                   23).

                   - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                   Class B shares are also subject to a 12b-1 fee assessed at the annual rate of
                   1.0% of the average daily net assets of Class B. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of TCW/DW Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to
                   Class A shares in May, 2007. In all other instances, Class B shares convert to
                   Class A shares approximately ten years after the date of the original purchase
                   (see pages 15, 20 and 23).

                   - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated
                   Class C shares. Shares held before July 28, 1997 that have been designated
                   Class C shares are not subject to the 1.0% CDSC (see pages 15 and 23).

                   - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors.
                   Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 15 and 23).

------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVIDENDS          Income dividends are intended to be paid quarterly. Capital gains
AND                distributions, if any, will be paid at least annually. The Fund may, however,
CAPITAL GAINS      determine to retain all or part of any net long- term capital gains in any
DISTRIBUTIONS      year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash.
                   Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 25 and 28).
------------------------------------------------------------------------------------------------
REDEMPTION         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 27).
------------------------------------------------------------------------------------------------
RISK               The net asset value of the Fund's shares will fluctuate with changes in the
CONSIDERATIONS     market value of the Fund's portfolio securities. The Fund may invest a portion of its assets in mortgage-backed and asset-backed securities, including up to
                   5% of its net assets in collateralized mortgage obligations. Mortgage-backed securities are subject to special risks including prepayments or refinancings of the assets underlying such securities which may have an impact on the yield and the net asset value of the Fund's shares (see pages 10-12). The Fund may invest up to 25% of its total assets in non-dollar denominated foreign securities, which may entail special risks (see pages 10 and 11). The Fund also may enter into reverse repurchase agreements and dollar rolls, may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis and may enter into forward foreign currency exchange contracts, which involve certain additional risks (see pages 12-14).


--------------------------------------------------------------------------------
  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended September 30, 1996.



                                           CLASS A     CLASS B     CLASS C     CLASS D
                                          ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price)................................   5.25%(1)     None        None        None
Sales Charge Imposed on Dividend
  Reinvestments.........................    None        None        None        None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds).........    None(2)    5.00%(3)    1.00%(4)     None
Redemption Fees.........................    None        None        None        None
Exchange Fee............................    None        None        None        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
---------------------------------------------------
Management and Advisory Fees............   0.75%       0.75%       0.75%       0.75%
12b-1 Fees (5) (6)......................   0.25%       1.00%       0.99%        None
Other Expenses..........................   0.40%       0.40%       0.40%       0.40%
Total Fund Operating Expenses (7).......   1.40%       2.15%       2.14%       1.15%

------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares -- Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares -- Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class B or Class D prior to the date of this Prospectus. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

--------------------------------------------------------------------------------


EXAMPLES                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------     -----     -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment
  assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A......................................................   $      66    $      94    $     125    $     212
    Class B......................................................   $      72    $      97    $     135    $     248
    Class C......................................................   $      32    $      67    $     115    $     247
    Class D......................................................   $      12    $      37    $      63    $     140

You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of the period:
    Class A......................................................   $      66    $      94    $     125    $     212
    Class B......................................................   $      22    $      67    $     115    $     248
    Class C......................................................   $      22    $      67    $     115    $     247
    Class D......................................................   $      12    $      37    $      63    $     140



    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.



    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares -- Plan of Distribution" and "Repurchases and Redemptions."



    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios for a share of beneficial interest outstanding throughout each of the periods through September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants. The information for the six-month period ended March 31, 1997 is unaudited. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of TCW/DW Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.



                                                                                                             FOR THE PERIOD
                                            FOR THE SIX          FOR THE YEAR          FOR THE YEAR        OCTOBER 29, 1993*
                                            MONTHS ENDED            ENDED                 ENDED                 THROUGH
                                           MARCH 31, 1997     SEPTEMBER 30, 1996    SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
                                         ------------------   ------------------   --------------------   --------------------
                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...       $  11.63             $  10.46               $  9.43                $ 10.00
                                                ------               ------                ------                 ------
Net investment income..................           0.05                 0.15                  0.20                   0.10
Net realized and unrealized gain
  (loss)...............................          (0.11)                1.12                  0.93                  (0.58)
                                                ------               ------                ------                 ------
Total from investment operations.......          (0.06)                1.27                  1.13                  (0.48)
                                                ------               ------                ------                 ------
Less dividends:
  From net investment income...........          (0.05)            --                       (0.10)                 (0.09)
  In excess of net investment income...       --                      (0.10)             --                     --
                                                ------               ------                ------                 ------
Total dividends........................          (0.05)               (0.10)                (0.10)                 (0.09)
                                                ------               ------                ------                 ------
Net asset value, end of period.........       $  11.52             $  11.63               $ 10.46                $  9.43
                                                ------               ------                ------                 ------
                                                ------               ------                ------                 ------
TOTAL INVESTMENT RETURN+...............          (0.44)%(1)           12.20%                11.97%                 (4.80)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................           2.07%(2)             2.14%                 2.11%                  2.06%(2)
Net investment income..................           0.90%(2)             1.12%                 1.88%                  1.22%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
  thousands............................        $86,693              $92,491              $106,716               $149,357
Portfolio turnover rate................             48%(1)              117%                  123%                   113%(1)
Average commission rate paid...........        $0.0582              $0.0583              --                     --


--------------
 *  COMMENCEMENT OF OPERATIONS.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    TCW/DW Balanced Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on March 2, 1993.


    Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.



    The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital act in various investment management, advisory, management and administrative capacities to a total of 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $96.1 billion as of June 30, 1997. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.


    The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.


    TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. As of June 30, 1997, the Adviser and its affiliated companies had approximately $50 billion under management or committed to management, primarily from institutional investors.


    The Fund has retained the Adviser to invest the Fund's assets.

    The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.45% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.30% to the Fund's net assets. The total of the management and advisory fees paid by the Fund is higher than the advisory fees paid by most other investment companies.

    For the fiscal year ended September 30, 1996, the Fund accrued to the Manager and the Adviser total compensation amounting to 0.45% and 0.30%, respectively, of the Fund's average daily net assets. During the period, the Fund's total expenses amounted to 2.14% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to achieve high total return through a combination of income and capital appreciation. This objective is fundamental and may not be changed without shareholder approval.

There is no assurance that the objective will be achieved.

    The Fund seeks to obtain its objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. The percentage of assets allocated between equity and fixed-income securities will vary from time to time depending on the judgment of the Adviser as to general economic and market conditions, changes in fiscal or monetary policies and trends in yields and interest rates. However, under normal circumstances, it is expected that common stocks will represent approximately 60-70% of the Fund's total assets. In addition, the Fund under normal circumstances will maintain at least 25% of its total assets in fixed-income securities.

    The investments in the equity portion of the Fund's portfolio are determined pursuant to a "top down" investment process ranging from the overall economic outlook, to the development of industry/sector preferences, and, last, to specific stock selections. The following disciplines generally apply with regard to stock selection of the equity component of the Fund's portfolio: (i) no single issuer's equity securities will represent at the time of purchase more than 5% of the Fund's total assets; and (ii) at least 95% of the companies represented will have minimum market capitalizations at the time of purchase in excess of $1 billion. Subject to the Fund's investment objective, the Adviser may modify the foregoing disciplines without notice.

    The fixed-income portion of the Fund's portfolio may consist of securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds), investment grade corporate debt securities (including convertible securities), mortgage-backed and asset-backed securities and money market securities (as described below). All fixed-income securities in which the Fund invests will be either issued or guaranteed by the U.S. Government, its agencies or instrumentalities or rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Adviser to be of comparable quality.

    Under normal circumstances, no more than 10% of the fixed-income portion of the Fund's portfolio will be rated BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics. Thus, changes in economic conditions are more likely to lead to a weakened capacity to make principal and interest payments than is the case with respect to higher rated securities. If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Adviser determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Adviser will seek to sell immediately sufficient securities to reduce the total to below 5%. A description of fixed-income securities ratings is contained in the Appendix to the Statement of Additional Information.

PORTFOLIO CHARACTERISTICS

    Although the Fund will invest primarily in equity securities and fixed-income corporate debt securities, it may engage to a limited extent in certain specialized investments and investment techniques which are described below.

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. As stated above, the Fund may invest in fixed-rate and adjustable-rate mortgage-backed securities ("Mortgage-Backed Securities").

    There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or

Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement. The Fund may also invest in adjustable-rate mortgage securities, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

    The Fund may also invest up to 5% of its net assets in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities. Types of CMOs in which the Fund may invest may be issued either by the U.S. Government or by private issuers.

    The Fund may also invest in other asset-backed securities ("Asset-Backed Securities"), which involve use of the securitization techniques utilized in connection with Mortgage-Backed Securities in connection with other assets, primarily automobile and credit card receivables and home equity loans.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

SPECIAL RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

    FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. The Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. The Fund currently does not intend to invest more than 25% of its total assets in the securities of issuers in any one country outside the United States.

    Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    The Fund may also invest up to 5% of its net assets in a type of Mexican government money market securities known as Cetes, which are peso-denominated discount debt securities having maturities of one year or less that are sold through auctions regulated by Banco de Mexico. The Fund will invest in Cetes only if they meet the rating standards for the fixed-income portion of the Fund's portfolio.

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding fixed-income securities are subject to a credit risk to a greater extent than lower yielding fixed-income securities. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

    Mortgage-Backed and Asset-Backed Securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed and Asset-Backed Securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

    There are certain risks associated specifically with CMOs, in which the Fund may invest up to 5% of its net assets. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. Also, a number of different factors, including the extent of prepayment of principal of the collateralized mortgage obligations, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class. In addition, CMO classes with higher yields tend to be more volatile with respect to cash flow of the underlying mortgages; as a result, the market prices of those classes tend to be more volatile.

    The risks of other investment techniques which may be utilized by the Fund are described under "Other Investment Policies" below.

OTHER INVESTMENT POLICIES

    As stated above, the Fund may invest in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls with respect to up to 5% of its total assets as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund also may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date.

    Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A Securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio.

    At other times, when, for example, the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    If the Fund enters into forward contract transactions and the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser.

    FUTURES AND OPTIONS TRANSACTIONS. The Fund is authorized to engage in futures and options transactions, although it has no current intention to do so during the coming year.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. James A. Tilton, Managing Director of the Adviser, is the primary portfolio manager of the equity portion of the Fund's portfolio, and James M. Goldberg, Managing Director of the Adviser, is the primary portfolio manager of the fixed-income portion of the Fund's portfolio. Messrs. Tilton and Goldberg, who have been the primary portfolio managers of the Fund since its inception, have been portfolio managers with affiliates of The TCW Group, Inc. since 1980 and 1984, respectively.

    In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), and other brokers and dealers that are affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.



    Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Under normal circumstances it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 150% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions.


    Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:
        1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).
        2. As to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.
        3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


GENERAL



    The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others (which may include TCW Brokerage Services, an affiliate of the Adviser) which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.



    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements -- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.



    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Balanced Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.


    Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase order.



ALTERNATIVE PURCHASE ARRANGEMENTS



    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative -- Class D Shares" below).



    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Repurchases and Redemptions."



    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.



    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative -- Class A Shares."



    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.



    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative -- Class B Shares."



    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative -- Class C Shares."



    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative -- Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative -- Class D Shares."



    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:



    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.



    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.



    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount.



    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.



    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                           CONVERSION
  CLASS      SALES CHARGE     12B-1 FEE     FEATURE
    A      Maximum 5.25%           0.25%       No
           initial sales
           charge reduced
           for purchases of
           $25,000 and over;
           shares sold
           without an
           initial sales
           charge generally
           subject to a 1.0%
           CDSC during first
           year.
    B      Maximum 5.0% CDSC       1.0%   B shares
           during the first               convert to A
           year decreasing                shares
           to 0 after six                 automatically
           years                          after
                                          approximately
                                          ten years
    C      1.0% CDSC during        1.0%        No
           first year
    D            None            None          No



    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services -- Exchange Privilege" for other differences between the Classes of shares.



INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES



    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative -- Class B Shares -- CDSC

Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.



    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                                      SALES CHARGE
                           -----------------------------------
                            PERCENTAGE OF       APPROXIMATE
    AMOUNT OF SINGLE       PUBLIC OFFERING     PERCENTAGE OF
       TRANSACTION              PRICE         AMOUNT INVESTED
-------------------------  ----------------  -----------------
Less than $25,000........          5.25%             5.54%
$25,000 but less
 than $50,000............          4.75%             4.99%
$50,000 but less
 than $100,000...........          4.00%             4.17%
$100,000 but less
 than $250,000...........          3.00%             3.09%
$250,000 but less
 than $1 million.........          2.00%             2.04%
$1 million and over......             0                 0



    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.



    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.



    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other TCW/DW Multi-Class Funds. The sales charge payable on the purchase of the Class A shares of the Fund and the Class A shares of the other TCW/DW Multi-Class Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.



    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other TCW/DW Multi-Class Funds previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative -- Class D Shares" below.



    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.



    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or Class A shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or other TCW/DW Multi-Class Funds or shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") acquired in exchange for Class A shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.



    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:



    (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;



    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);



    (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;



    (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;



    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and



    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.



    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.



    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES



    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.



    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



          YEAR SINCE
           PURCHASE              CDSC AS A PERCENTAGE
         PAYMENT MADE             OF AMOUNT REDEEMED
-------------------------------  ---------------------
First..........................             5.0%
Second.........................             4.0%
Third..........................             3.0%
Fourth.........................             2.0%
Fifth..........................             2.0%
Sixth..........................             1.0%
Seventh and thereafter.........             None



    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:



          YEAR SINCE
           PURCHASE              CDSC AS A PERCENTAGE
         PAYMENT MADE             OF AMOUNT REDEEMED
-------------------------------  ---------------------
First..........................             2.0%
Second.........................             2.0%
Third..........................             1.0%
Fourth and thereafter..........             None



    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and



    (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.



    CONVERSION TO CLASS A SHARES. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of TCW/DW Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a TCW/DW Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services -- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a TCW/DW Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.



    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.



    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.



    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.



LEVEL LOAD ALTERNATIVE -- CLASS C SHARES



    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative -- Class B Shares -- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of TCW/ DW Funds sold with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares. Shares held before July 28, 1997 that have been designated Class C shares are not subject to the 1.0% CDSC.



NO LOAD ALTERNATIVE -- CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other TCW/DW Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.



PLAN OF DISTRIBUTION



    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.



    For the fiscal year ended September 30, 1996, Class C shares of the Fund accrued payments under the Plan amounting to $971,665, which amount is equal to 0.99% of the Fund's average daily net assets for the fiscal year.



    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE


    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security, is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end TCW/DW Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").



    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. (See "Purchase of Fund Shares" and "Repurchases and Redemptions -- Involuntary Redemption").



    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Fund.

EXCHANGE PRIVILEGE


    Shares of each Class may be exchanged for shares of the same Class of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of TCW/DW North American Government Income Trust and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing six funds are hereinafter collectively referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another TCW/DW Multi-Class Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the TCW/DW Multi-Class Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a TCW/DW Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a TCW/DW Multi-Class Fund (see "Purchase of Fund Shares"). However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)



    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares pledged in the margin account.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.



    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. The procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------


    REPURCHASES. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or the other Selected Broker-Dealer reduced by any applicable CDSC.



    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."



    REDEMPTIONS. Shares of each Class of the Fund can be redeemed for cash at any time at net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.


    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within 35 days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.



    INVOLUNTARY REDEMPTION. The Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.



    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services -- Automatic Investment of Dividends and Distributions.")



    TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed to have been received by the shareholder in the prior year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.


    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.


    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund for each Class.



    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over a period of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).



    Prior to July 28, 1997, the Fund offered only one Class of shares. Because all shares of the Fund held prior to such time (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares, the Fund's historical performance may be restated to reflect the current maximum sales charge applicable to Class C.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.
    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    CODE OF ETHICS. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black-out period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW Balanced Fund
Two World Trade Center
New York, New York 10048

TRUSTEES
                                     TCW/DW
John C. Argue                        BALANCED FUND
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Thomas E. Larkin, Jr.
President
Barry Fink
Vice President, Secretary and
General Counsel
James A. Tilton
Vice President
James M. Goldberg
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
MANAGER
Dean Witter Services Company Inc.
ADVISER
TCW Funds Management, Inc.
                                     PROSPECTUS
                                     JULY 28, 1997

                                                                          [LOGO]
                                                                        BALANCED
                                                                            FUND

STATEMENT OF ADDITIONAL INFORMATION


JULY 28, 1997


--------------------------------------------------------------------------------

TCW/DW Balanced Fund (the "Fund") is an open-end, diversified management investment company, whose investment objective is to achieve high total return through a combination of income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. See "Investment Practices and Policies."


    A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW BALANCED FUND
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
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
The Fund and its Management..........................................................          3

Trustees and Officers................................................................          6

Investment Practices and Policies....................................................         12

Investment Restrictions..............................................................         31

Portfolio Transactions and Brokerage.................................................         32

The Distributor......................................................................         33

Determination of Net Asset Value.....................................................         37

Purchase of Fund Shares..............................................................         38

Shareholder Services.................................................................         40

Repurchases and Redemptions..........................................................         44

Dividends, Distributions and Taxes...................................................         45

Performance Information..............................................................         46

Description of Shares................................................................         47

Custodian and Transfer Agent.........................................................         48

Independent Accountants..............................................................         48

Reports to Shareholders..............................................................         48

Legal Counsel........................................................................         48

Experts..............................................................................         48

Registration Statement...............................................................         48

Appendix.............................................................................         49

Report of Independent Accountants....................................................         51

Financial Statements -- September 30, 1996...........................................         52

Financial Statements -- March 31, 1997 (unaudited)...................................         63

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 2, 1993. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/ DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust.

THE MANAGER


    Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


    Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with the federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.45% to the Fund's daily net assets. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder. For the fiscal period from October 29, 1993 (commencement of operations) through September 30, 1994 and for the fiscal years ended September 30, 1995 and September 30, 1996, the Fund accrued to the Manager and InterCapital total compensation under the Management Agreement (and the prior management agreement described below) of $566,122, $541,070 and $442,975, respectively.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

    InterCapital paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for such expenses of approximately $180,493. These expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement was initially approved by the Trustees on June 4, 1994 and became effective on April 17, 1995. The Management Agreement replaced a prior management agreement in effect between the Fund and Dean Witter Services Company, Inc. which in turn replaced a prior management agreement in effect between the Fund and InterCapital, the parent company of the Manager. The nature and scope of services provided to the Fund, and the formula to determine fees paid by the Fund under the Management Agreement, are identical to those of the previous agreements. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund or by the Manager.


    Under its terms, the Management Agreement had an initial term ending April 30, 1995, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")), of any such party (the "Independent Trustees"). Most recent continuation of the Management Agreement for one year, until April 30, 1998, was approved by the Trustees, including a majority of the Independent Trustees, at their meeting on April 24, 1997.


THE ADVISER


TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of September 30, 1996, the Adviser and its affiliates had approximately $50 billion under management or committed to management. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW
Funds: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.


    Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

    Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.30% to the Fund's daily net assets. For the fiscal period from October 29, 1993 through September 30, 1994 and for the fiscal years ended September 30, 1995 and 1996, the Fund accrued to the Adviser total compensation under the Advisory Agreement of $377,415, $360,714 and $295,317, respectively.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its Investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

    The Advisory Agreement was initially approved by the Trustees on April 28, 1993 and by InterCapital as then sole shareholder on July 22, 1993. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


    Under its terms, the Advisory Agreement had an initial term ending April 30, 1995, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 24, 1997, the Board of Trustees, including all of the Independent Trustees, approved the most recent continuation of the Advisory Agreement until April 30, 1998.



    Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a Class) pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agreement sets forth the terms and conditions of the relationship between TCW and its affiliates and

DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

    The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, or if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and with the 14 TCW/DW Funds and with the 83 investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.



       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
John C. Argue (65)                                        Of Counsel, Argue Pearson Harbison & Myers (law firm);
Trustee                                                   Director, Avery Dennison Corporation (manufacturer of
c/o Argue Pearson Harbison & Myers                        self-adhesive products and office supplies) and CalMat
801 South Flower Street                                   Company (producer of aggregates, asphalt and ready mixed
Los Angeles, California                                   concrete); Chairman, Rose Hills Foundation (charitable
                                                          foundation); advisory director, LAACO Ltd. (owner and
                                                          operator of private clubs and real estate); director or
                                                          trustee of various business and not-for-profit
                                                          corporations; Director, Coast Savings Financial Inc. and
                                                          Coast Federal Bank (a subsidiary of Coast Savings
                                                          Financial Inc.); Director, TCW Galileo Funds, Inc.;
                                                          Trustee, University of Southern California, Occidental
                                                          College and Pomona College; Trustee of the TCW/DW Funds.

Richard M. DeMartini* (44)                                President and Chief Operating Officer of Dean Witter
Trustee                                                   Capital, a division of DWR; Director of DWR, the
Two World Trade Center                                    Manager, InterCapital, Distributors and Dean Witter
New York, New York                                        Trust Company ("DWTC"); Trustee of the TCW/ DW Funds;
                                                          formerly Vice Chairman of the Board of the National
                                                          Association of Securities Dealers, Inc. and formerly
                                                          Chairman of the Board of Directors of the NASDAQ Market,
                                                          Inc.

Charles A. Fiumefreddo* (64)                              Chairman, Chief Executive Officer and Director of the
Chairman of the Board, Chief                              Manager, InterCapital and Distributors; Executive Vice
 Executive Officer and Trustee                            President and Director of DWR; Chairman of the Board,
Two World Trade Center                                    Chief Executive Officer and Trustee of the TCW/DW Funds;
New York, New York                                        Chairman of the Board, Director or Trustee, President
                                                          and Chief Executive Officer of the Dean Witter Funds;
                                                          Chairman and Director of DWTC; Director of various MSDWD
                                                          subsidiaries; formerly Executive Vice President and
                                                          Director of Dean Witter, Discover & Co. (until February,
                                                          1993).

       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
John R. Haire (72)                                        Chairman of the Audit Committee and Chairman of the
Trustee                                                   Committee of Independent Trustees and Trustee of the
Two World Trade Center                                    TCW/DW Funds; Chairman of the Audit Committee and
New York, New York                                        Chairman of the Committee of Independent Directors or
                                                          Trustees of each of the Dean Witter Funds; formerly
                                                          President, Council for Aid to Education (1978-1989) and
                                                          Chairman and Chief Executive Officer of Anchor
                                                          Corporation, an Investment Adviser (1964-1978); Director
                                                          of Washington National Corporation (insurance).

Dr. Manuel H. Johnson (48)                                Senior Partner, Johnson Smick International, Inc., a
Trustee                                                   consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.                     of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                             commission; Director of NASDAQ (since June, 1995);
Washington, D.C.                                          Director of Greenwich Capital Markets, Inc.
                                                          (broker-dealer); Trustee of the Financial Accounting
                                                          Foundation (oversight organization of the Financial
                                                          Accounting Standards Board); formerly Vice Chairman of
                                                          the Board of Governors of the Federal Reserve System
                                                          (1986-1990) and Assistant Secretary of the U.S. Treasury
                                                          (1982-1986); Director or Trustee of the Dean Witter
                                                          Funds; Trustee of the TCW/DW Funds.

Thomas E. Larkin, Jr.* (57)                               Executive Vice President and Director, The TCW Group,
President and Trustee                                     Inc.; President and Director of Trust Company of the
865 South Figueroa Street                                 West; Vice Chairman and Director of TCW Asset Management
Los Angeles, California                                   Company; Chairman of the Adviser; President and Director
                                                          of TCW Galileo Funds, Inc.; Senior Vice President of TCW
                                                          Convertible Securities Fund, Inc.; Member of the Board
                                                          of Trustees of the University of Notre Dame; Director of
                                                          Orthopaedic Hospital of Los Angeles; President and
                                                          Trustee of the TCW/DW Funds.

Michael E. Nugent (61)                                    General Partner, Triumph Capital, L.P., a private
Trustee                                                   investment partnership; formerly Vice President, Bankers
c/o Triumph Capital, L.P.                                 Trust Company and BT Capital Corporation (1984-1988);
237 Park Avenue                                           Director of various business organizations; Director or
New York, New York                                        Trustee of the Dean Witter Funds; Trustee of the TCW/DW
                                                          Funds.

John L. Schroeder (66)                                    Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                   Trustee of the TCW/DW Funds; formerly Executive Vice
c/o Gordon Altman Butowsky Weitzen                        President and Chief Investment Officer of the Home
 Shalov & Wein                                            Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
Marc I. Stern* (53)                                       President and Director, The TCW Group, Inc.; President
Trustee                                                   and Director of the Adviser; Vice Chairman and Director
865 South Figueroa Street                                 of TCW Asset Management Company; Executive Vice
Los Angeles, California                                   President and Director of Trust Company of the West;
                                                          Chairman and Director of the TCW Galileo Funds, Inc.;
                                                          Trustee of the TCW/DW Funds; Chairman of TCW Americas
                                                          Development, Inc.; Chairman of TCW Asia, Limited (since
                                                          January 1993); Chairman of TCW London International,
                                                          Limited (since March, 1993); formerly President of
                                                          SunAmerica, Inc. (financial services company); Director
                                                          of Qualcomm, Incorporated (wireless communications);
                                                          Director or Trustee of various not-for-profit
                                                          organizations.
Barry Fink (42)                                           Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                                 and General Counsel (since February, 1997) of the
  and General Counsel                                     Manager and InterCapital; Senior Vice President (since
Two World Trade Center                                    March, 1997) and Assistant Secretary and Assistant
New York, New York                                        General Counsel (since February, 1997) of Distributors;
                                                          Assistant Secretary of DWR (since August, 1996); Vice
                                                          President, Secretary and General Counsel of the Dean
                                                          Witter Funds and the TCW/DW Funds (since February,
                                                          1997); previously First Vice President (June,
                                                          1993-February, 1997), Vice President (until June, 1993)
                                                          and Assistant Secretary and Assistant General Counsel of
                                                          the Manager and InterCapital and Assistant Secretary of
                                                          the Dean Witter Funds and the TCW/DW Funds.
James A. Tilton (56)                                      Managing Director of the Adviser; Managing Director and
Vice President                                            member of the Equity Policy Committee of Trust Company
865 South Figueroa Street                                 of the West and TCW Asset Management Company; Chairman
Los Angeles, California                                   of the Board of Verdugo Hills Hospital and Chairman of
                                                          the Board of Councilors of the University of Southern
                                                          California School of Public Administration; director of
                                                          various other business organizations; Vice President of
                                                          TCW/ DW Core Equity Trust and TCW/DW Total Return Trust.
James M. Goldberg (52)                                    Managing Director of the Adviser; Managing Director and
Vice President                                            Chairman of the Fixed Income Policy Committee of Trust
865 South Figueroa Street                                 Company of the West and TCW Asset Management Company;
Los Angeles, California                                   Vice President of TCW/DW North American Government
                                                          Income Trust and TCW/DW North American Intermediate
                                                          Income Trust.
Thomas F. Caloia (51)                                     First Vice President and Assistant Treasurer of the
Treasurer                                                 Manager and InterCapital and Treasurer of the TCW/ DW
Two World Trade Center                                    Funds and the Dean Witter Funds; previously Vice
New York, New York                                        President of InterCapital.


------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Manager and InterCapital, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Frank Bruttomesso, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/ DW Funds. As of June 30, 1997, the TCW/DW Funds had total net assets of approximately $4.4 billion and approximately a quarter of a million shareholders.



    Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by MSDWD or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996.

                               FUND COMPENSATION


                                                                                                                     AGGREGATE
                                                                                                                    COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                                                        FROM THE FUND
----------------------------------------------------------------------------------------------------------------  ----------------
John C. Argue...................................................................................................     $    5,993
John R. Haire...................................................................................................          6,568
Dr. Manuel H. Johnson...........................................................................................          5,777
Michael E. Nugent...............................................................................................          5,557
John L. Schroeder...............................................................................................          5,993



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.



                       CASH COMPENSATION FROM FUND GROUPS


                                                                                                       FOR SERVICE AS
                                                                                                        CHAIRMAN OF
                                                                                      FOR SERVICES AS  COMMITTEES OF
                                                        FOR SERVICE                     CHAIRMAN OF     INDEPENDENT
                                                        AS DIRECTOR                    COMMITTEES OF     DIRECTORS/
                                       FOR SERVICE AS   OR TRUSTEE                      INDEPENDENT       TRUSTEES
                                        TRUSTEE AND    AND COMMITTEE  FOR SERVICE AS     TRUSTEES        AND AUDIT
                                         COMMITTEE     MEMBER OF 82    DIRECTOR OF       AND AUDIT     COMMITTEES OF
                                        MEMBER OF 14    DEAN WITTER    TCW GALILEO     COMMITTEES OF   82 DEAN WITTER
NAME OF INDEPENDENT TRUSTEE             TCW/DW FUNDS       FUNDS       FUNDS, INC.    14 TCW/DW FUNDS      FUNDS
-------------------------------------  --------------  -------------  --------------  ---------------  --------------
John C. Argue........................    $   66,483         --          $   39,000          --               --
John R. Haire........................        64,283     $   106,400         --          $    12,187     $    195,450
Dr. Manuel H. Johnson................        66,483         137,100         --              --               --
Michael E. Nugent....................        64,283         138,850         --              --               --
John L. Schroeder....................        69,083         137,150         --              --               --


                                           TOTAL CASH
                                        COMPENSATION FOR
                                         SERVICES TO 82
                                       DEAN WITTER FUNDS,
                                        14 TCW/ DW FUNDS
                                        AND TCW GALILEO
NAME OF INDEPENDENT TRUSTEE               FUNDS, INC.
-------------------------------------  ------------------
John C. Argue........................     $    105,483
John R. Haire........................          378,320
Dr. Manuel H. Johnson................          203,583
Michael E. Nugent....................          203,133
John L. Schroeder....................          206,233



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.



                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                                                                                               RETIREMENT
                                                                                                                BENEFITS
                                                                                                               ACCRUED AS
                                                                       ESTIMATED CREDITED       ESTIMATED      EXPENSES BY
                                                                       YEARS OF SERVICE AT    PERCENTAGE OF        ALL
                                                                       RETIREMENT (MAXIMUM      ELIGIBLE        ADOPTING
NAME OF INDEPENDENT TRUSTEE                                                    10)            COMPENSATION        FUNDS
---------------------------------------------------------------------  -------------------  -----------------  -----------
John R. Haire........................................................              10               50.0%       $  46,952
Dr. Manuel H. Johnson................................................              10               50.0           10,926
Michael E. Nugent....................................................              10               50.0           19,217
John L. Schroeder....................................................               8               41.7           38,700

                                                                        ESTIMATED
                                                                         ANNUAL
                                                                        BENEFITS
                                                                          UPON
                                                                       RETIREMENT
                                                                        FROM ALL
                                                                        ADOPTING
NAME OF INDEPENDENT TRUSTEE                                             FUNDS(2)
---------------------------------------------------------------------  -----------
John R. Haire........................................................  $   129,550
Dr. Manuel H. Johnson................................................       51,325
Michael E. Nugent....................................................       51,325
John L. Schroeder....................................................       42,771


---------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

    As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

       (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage

    Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MORTGAGE-BACKED SECURITIES

    As discussed in the Prospectus, the Fund may invest in, among other securities, fixed-rate and adjustable rate mortgage-backed securities ("Mortgage-Backed Securities").

    There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

    The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

    Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    ADJUSTABLE RATE MORTGAGE SECURITIES. As stated in the Prospectus, the Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. As stated in the Prospectus, the Fund may invest up to 5% of its net assets in collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed and Asset-Backed Securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed and Asset-Backed Securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed Securities, although less likely to experience the same prepayment rates as Mortgage-Backed Securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-Backed and Asset-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Fund will invest only in CMOs which are of investment grade or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

    Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

RISKS OF INTERNATIONAL INVESTING

    As stated in the Prospectus, the Fund may invest up to 25% of its total assets in foreign securities. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements of U.S. securities and, as such, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    Investments in foreign securities also involve currency risks. Fluctuations in the relative rates of exchange among the currencies involved will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    As stated in the Prospectus, the Fund may invest up to 5% of its total assets in Cetes, a type of Mexican government peso denominated debt securities. Certain special considerations are associated with investing in debt obligations of the Mexican government. The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Fund invests. Mexico is currently the second largest debtor nation (among developing countries) to commercial banks and foreign governments. The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation which have exceeded the rates of inflation in the United States.

MONEY MARKET SECURITIES

    As stated in the Prospectus, the U.S. money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate; and

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

    The Fund may also use reverse repurchase agreements and dollar rolls with respect to up to 5% of its total assets as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

WARRANTS

    The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

    From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES

    The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.

    As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S.

dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing entity or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.


    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.


    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The income received from premiums will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above) and to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Adviser anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Adviser to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio securities (or anticipated portfolio securities) against changes in their prices. If the Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Adviser to accurately predict market, interest rate and currency movements. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the CFTC either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Adviser has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate generally will not exceed 150%. A 150% turnover rate would occur, for example, if 150% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. For the fiscal years ended September 30, 1995 and September 30, 1996, the Fund's portfolio turnover rate was 113% and 117%, respectively.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

       1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

       2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the
    Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       3. Borrow money, except that the Fund (i) may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and (ii) may engage in reverse repurchase agreements and dollar rolls.

       4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (3). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

       5. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a)
    entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

       6. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       7.  Make short sales of securities.

       8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

       9. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

       10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus.)

       11. Invest for the purpose of exercising control or management of any other issuer.

    In addition, as a nonfundamental policy, the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (b) 10% of the Fund's total assets, taken at market value, would be invested in such securities and (c) 3% of any one such company's voting securities would be owned by the Fund.



    As a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.


    If (except with respect to Restriction 3) a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal period from October 29, 1993 (commencement of operations) through September 30, 1994 and during the fiscal years ended September 30, 1995 and September 30, 1996 the Fund paid $329,874, $223,076 and $130,941, respectively, in brokerage commissions.

    The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions affected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended September 30, 1996, the Fund directed the payment of $93,428 in brokerage commissions in connection with transactions in the aggregate amount of $69,545,129 to brokers because of research services provided.

    The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker or dealer are consistent with the foregoing standard. During the fiscal period October 29, 1993 through September 30, 1994 and for the fiscal years ended September 30, 1995 and September 30, 1996, the Fund paid a total of $36,480, $49,753 and $9,886, respectively, in commissions to DWR. During the fiscal year ended September 30, 1996, the brokerage commissions paid to DWR represented approximately 7.55% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 10.23% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected broker-dealer agreements with others. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. As part of an internal reorganization that took place in December, 1992, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION


    PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus).



    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year under the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.



    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on July 21, 1993, and by InterCapital as the then sole shareholder of the Fund on July 22, 1993.



    At their meeting held on October 26, 1995, the Trustees of the Fund, including all the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.



    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 1996, of $971,665. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 0.99% of the Fund's average daily net assets. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class C only; there were no Class A or Class B shares outstanding on such date.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a distribution arrangement as set forth in the Prospectus.



    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, InterCapital compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives of record in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.



    With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, InterCapital compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. InterCapital also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).



    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.



    The Fund accrued $971,665 to the Distributor, pursuant to the Plan, for the fiscal year ended September 30, 1996. Based upon the total amounts spent by the Distributor during the period, it is estimated by the Distributor that this amount was spent in approximately the following ways: (i) advertising -- $-0-;
(ii) printing and mailing prospectuses to other than current shareholders -- $-0-; (iii) compensation to underwriters -- $-0-; (iv) compensation to dealers -- $-0-; (v) compensation to sales personnel -- $-0-; and (vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel (including compensation for servicing shareholder accounts and associated overhead expenses -- $971,665. These amounts represent amounts paid by Class C only; there were no Class A or Class B shares outstanding on such date.



    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.



    The Plan had an initial term ending April 30, 1994, and under its terms will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. At their meeting held on April 17, 1996, the Trustees, including a majority of the Independent 12b-1 Trustees, approved the continuance of the Plan until April 30, 1997.



    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager, or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1994, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and
(3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.



    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.



DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES

--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.



    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.



    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.



    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.



    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other TCW/DW Multi-Class Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" and the purchase of shares of other TCW/DW Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES



    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.



    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:



                                              YEAR SINCE
                                               PURCHASE                                                   CDSC AS A PERCENTAGE OF
                                             PAYMENT MADE                                                     AMOUNT REDEEMED
-------------------------------------------------------------------------------------------------------  -------------------------
First..................................................................................................                5.0%
Second.................................................................................................                4.0%
Third..................................................................................................                3.0%
Fourth.................................................................................................                2.0%
Fifth..................................................................................................                2.0%
Sixth..................................................................................................                1.0%
Seventh and thereafter.................................................................................            None



    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:



                                              YEAR SINCE
                                               PURCHASE                                                   CDSC AS A PERCENTAGE OF
                                             PAYMENT MADE                                                     AMOUNT REDEEMED
-------------------------------------------------------------------------------------------------------  -------------------------
First..................................................................................................                2.0%
Second.................................................................................................                2.0%
Third..................................................................................................                1.0%
Fourth and thereafter..................................................................................            None



    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    SHAREHOLDER INVESTMENT ACCOUNT. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan for withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.



    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) at the net asset value per share as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.



    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to TCW/DW Balanced Fund, and indicating the selected Class, directly to the Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check of purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.



    TARGETED DIVIDENDS-SM-. In states where it is legally permissible to do so, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end TCW/DW Fund other than TCW/DW Balanced Fund or in another Class of TCW/DW Balanced Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business of the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/ DW Fund before entering the program.



    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.



    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.



    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").


    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.


    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.


EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for TCW/DW North American Government Income Trust and five money market funds for which InterCapital serves as investment manager (the foregoing six funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.



    Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a TCW/DW Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a TCW/DW Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a TCW/DW Multi-Class Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a TCW/ DW Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a TCW/DW Multi-Class Fund.



    When shares initially purchased in a TCW/DW Multi-Class Fund are exchanged for shares of a TCW/DW Multi-Class Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the CDSC Fund Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

    With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class for Dean Witter U.S. Government Money Market Trust and all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of the fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund, each of the other TCW/DW Funds and and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executives regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    For further information regarding the Fund's Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.



    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.



    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.



    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be ordinarily made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check and the check has not yet cleared, payment of redemption proceeds may be delayed until the check has cleared (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.



    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.



    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.



    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    The Fund's transactions, if any, in options and futures contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Prior to July 28, 1997 the Fund offered only one Class of shares. Because all shares of the Fund held prior to such time (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C, certain historical performance data may be restated to reflect the 1.0% CDSC imposed on most Class C shares redeemed within one year after purchase.



    Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The Fund's yield for the 30-day period ended September 30, 1996 was 1.27%. This yield is for Class C only; there were no other Classes of shares outstanding on such date.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The restated average annual total return for Class C shares of the Fund for the fiscal year ended September 30, 1996 was 11.20%. The actual average annual total returns for the fiscal year ended September 30, 1996 and for the period from October 29, 1993 (commencement of operations) through September 30, 1996 were 12.20% and 6.32%, respectively. These returns are for Class C only; there were no other Classes of shares outstanding on such date.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge.

In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation the Fund's total returns for the fiscal year ended September 30, 1996 and the period from October 29, 1993 through September 30, 1996 were 12.20% and 19.60%, respectively. These returns are for Class C only; there were no other Classes of shares outstanding on such date.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 or $100,000 adjusted for the initial sales charge), or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $11,960, $59,800 and $119,600, respectively, at September 30, 1996. This information is for Class C only; there were no other Classes of shares outstanding on such date.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by InterCapital as the sole shareholder of the Fund or, in the case of Messrs. Schroeder and Stern, by the other Trustees on April 20, 1995. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.


    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------


    Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.


EXPERTS
--------------------------------------------------------------------------------

    The Financial Statements of the Fund for the fiscal year ended September 30, 1996 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as
           "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification in its fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS
    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
           Plus (+) or minus (-): The rating may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TCW/DW BALANCED FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of TCW/DW Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Balanced Fund (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 29, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 7, 1996

                   1996 FEDERAL INCOME TAX NOTICE (UNAUDITED)
During the fiscal year ended September 30, 1996, 82% of the income dividends paid qualifies for the dividends received deduction available to corporations.

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                       VALUE
-----------                                                                                                 ------------
             COMMON STOCKS (66.0%)
             AIR TRANSPORT (1.8%)
    13,200   AMR Corp.*...................................................................................  $  1,051,050
     9,200   Delta Air Lines, Inc.........................................................................       662,400
                                                                                                            ------------
                                                                                                               1,713,450
                                                                                                            ------------
             AIRCRAFT & AEROSPACE (3.6%)
    21,800   Boeing Co....................................................................................     2,060,100
    15,500   Northrop Grumman Corp........................................................................     1,243,875
                                                                                                            ------------
                                                                                                               3,303,975
                                                                                                            ------------
             AUTO PARTS - ORIGINAL EQUIPMENT (1.2%)
    32,700   Lear Corp.*..................................................................................     1,079,100
                                                                                                            ------------
             AUTOMOTIVE (2.5%)
    57,000   Chrysler Corp................................................................................     1,631,625
    21,900   Ford Motor Co................................................................................       684,375
                                                                                                            ------------
                                                                                                               2,316,000
                                                                                                            ------------
             BANKS (1.7%)
    17,700   Citicorp.....................................................................................     1,604,062
                                                                                                            ------------
             BROADCAST MEDIA (1.0%)
     9,700   Infinity Broadcasting Corp. (Class A)*.......................................................       305,550
    17,500   Viacom, Inc. (Class B)*......................................................................       621,250
                                                                                                            ------------
                                                                                                                 926,800
                                                                                                            ------------
             BROKERAGE (1.9%)
    27,100   Merrill Lynch & Co., Inc.....................................................................     1,778,437
                                                                                                            ------------
             BUSINESS SYSTEMS (2.0%)
    30,400   Electronic Data Systems Corp.................................................................     1,865,800
                                                                                                            ------------
             CHEMICALS (1.3%)
    27,000   Union Carbide Corp...........................................................................     1,231,875
                                                                                                            ------------
             COMMERCIAL SERVICES (2.0%)
    59,400   Corrections Corp. of America*................................................................     1,856,250
                                                                                                            ------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.9%)
     9,400   Cascade Communications Corp.*................................................................       764,925
    31,600   Cisco Systems, Inc.*.........................................................................     1,959,200
                                                                                                            ------------
                                                                                                               2,724,125
                                                                                                            ------------
             COMPUTER SERVICES (2.0%)
    22,500   First Data Corp..............................................................................     1,836,562
                                                                                                            ------------
             COMPUTER SOFTWARE (0.7%)
     5,200   Microsoft Corp.*.............................................................................       685,100
                                                                                                            ------------
             CONSUMER PRODUCTS (1.9%)
    19,800   Kimberly-Clark Corp..........................................................................     1,744,875
                                                                                                            ------------
             ELECTRICAL EQUIPMENT (0.7%)
     9,600   Honeywell, Inc...............................................................................       606,000
                                                                                                            ------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                       VALUE
-----------                                                                                                 ------------
             ELECTRONICS - DEFENSE (1.9%)
    35,600   Hewlett-Packard Co...........................................................................  $  1,735,500
                                                                                                            ------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (3.9%)
    24,300   Intel Corp...................................................................................     2,317,612
    24,700   Motorola, Inc................................................................................     1,275,137
                                                                                                            ------------
                                                                                                               3,592,749
                                                                                                            ------------
             ENTERTAINMENT (0.7%)
    25,200   Mirage Resorts, Inc.*........................................................................       645,750
                                                                                                            ------------
             FINANCE (1.6%)
    15,300   Federal Home Loan Mortgage Corp..............................................................     1,497,487
                                                                                                            ------------
             HEALTH EQUIPMENT & SERVICES (1.5%)
    23,700   Columbia/HCA Healthcare Corp.................................................................     1,347,938
                                                                                                            ------------
             HEALTHCARE - DIVERSIFIED (0.7%)
     9,600   Warner-Lambert Co............................................................................       633,600
                                                                                                            ------------
             HEALTHCARE - DRUGS (3.5%)
    34,400   Johnson & Johnson............................................................................     1,763,000
    21,400   Merck & Co., Inc.............................................................................     1,506,025
                                                                                                            ------------
                                                                                                               3,269,025
                                                                                                            ------------
             HOTELS (1.3%)
    34,300   Circus Circus Enterprises, Inc.*.............................................................     1,213,363
                                                                                                            ------------
             HOUSEHOLD APPLIANCES (1.4%)
    37,300   American Standard Companies, Inc.*...........................................................     1,277,525
                                                                                                            ------------
             INDUSTRIALS (1.6%)
    19,300   Caterpillar, Inc.............................................................................     1,454,738
                                                                                                            ------------
             INSURANCE (1.4%)
    13,200   American International Group, Inc............................................................     1,329,900
                                                                                                            ------------
             INSURANCE BROKERS (1.4%)
    13,600   Marsh & McLennan Companies, Inc..............................................................     1,320,900
                                                                                                            ------------
             NATURAL RESOURCES (0.7%)
     7,300   Texaco, Inc..................................................................................       671,600
                                                                                                            ------------
             OFFICE EQUIPMENT & SUPPLIES (2.6%)
    39,300   Corporate Express, Inc.*.....................................................................     1,517,963
    15,900   Xerox Corp...................................................................................       852,638
                                                                                                            ------------
                                                                                                               2,370,601
                                                                                                            ------------
             OIL - INTERNATIONAL (1.4%)
    20,700   Chevron Corp.................................................................................     1,296,338
                                                                                                            ------------
             OIL WELL EQUIPMENT & SERVICE (1.3%)
    14,700   Schlumberger, Ltd............................................................................     1,242,150
                                                                                                            ------------
             PAPER & FOREST PRODUCTS (1.0%)
    19,400   Weyerhaeuser Co..............................................................................       894,825
                                                                                                            ------------
             RAILROADS (0.7%)
     8,000   Burlington Northern Sante Fe Corp............................................................       675,000
                                                                                                            ------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                       VALUE
-----------                                                                                                 ------------
             RECREATION (0.8%)
    11,400   Walt Disney Co...............................................................................  $    722,475
                                                                                                            ------------
             RESTAURANTS (1.5%)
    29,000   McDonald's Corp..............................................................................     1,373,875
                                                                                                            ------------
             RETAIL (2.2%)
    50,600   CUC International, Inc.*.....................................................................     2,017,675
                                                                                                            ------------
             RETAIL - FOOD CHAINS (1.4%)
    29,400   Safeway, Inc.*...............................................................................     1,253,175
                                                                                                            ------------
             RETAIL - SPECIALTY (1.3%)
    20,700   Home Depot, Inc..............................................................................     1,177,313
                                                                                                            ------------
             SOAP & HOUSEHOLD PRODUCTS (1.2%)
    11,400   Procter & Gamble Co..........................................................................     1,111,500
                                                                                                            ------------
             TELECOMMUNICATIONS (1.8%)
    12,100   Ascend Communications, Inc.*.................................................................       798,600
    15,800   Lucent Technologies, Inc.....................................................................       724,825
     5,200   Sprint Corp..................................................................................       202,150
                                                                                                            ------------
                                                                                                               1,725,575
                                                                                                            ------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $48,251,605)............................................    61,122,988
                                                                                                            ------------

 PRINCIPAL
AMOUNT (IN                                                                                  COUPON    MATURITY
THOUSANDS)                                                                                   RATE       DATE        VALUE
-----------                                                                               ----------  ---------  ------------
             CORPORATE BONDS (6.1%)
             BANKS (1.3%)
 $   1,200   Citicorp...................................................................       7.125%  03/15/04     1,195,284
                                                                                                                 ------------
             FINANCIAL (1.1%)
     1,000   Abbey National PLC (United Kingdom)........................................       6.69    10/17/05       961,240
                                                                                                                 ------------
             INDUSTRIALS (2.1%)
       600   Caterpillar, Inc...........................................................       9.375   03/15/21       712,002
       600   General Motors Corp........................................................       8.10    06/15/24       600,402
       625   Lockheed Martin Corp.......................................................       7.25    05/15/06       623,131
                                                                                                                 ------------
                                                                                                                    1,935,535
                                                                                                                 ------------
             UTILITIES (1.6%)
       800   Florida Power & Light Co...................................................       7.05    12/01/26       733,016
       800   Texas Utilities Electric Co................................................       7.875   04/01/24       777,536
                                                                                                                 ------------
                                                                                                                    1,510,552
                                                                                                                 ------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $5,774,654)................................................     5,602,611
                                                                                                                 ------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                  COUPON    MATURITY
THOUSANDS)                                                                                   RATE       DATE        VALUE
-----------                                                                               ----------  ---------  ------------
           U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH CERTIFICATES (13.7%)
  $1,579   Federal Home Loan Mortgage Corp.............................................      7.50% 06/01/11 $  1,589,292
   1,706   Federal Home Loan Mortgage Corp.............................................      7.50 08/01/11     1,717,061
   1,931   Federal Home Loan Mortgage Corp.............................................      7.00 08/01/25     1,866,177
   1,493   Federal Home Loan Mortgage Corp.............................................      8.00 06/01/26     1,507,516
     884   Government National Mortgage Assoc..........................................      6.50 02/20/23       886,431
   2,825   Government National Mortgage Assoc..........................................      7.00 04/15/26     2,861,609
     905   Government National Mortgage Assoc..........................................      8.00 06/15/26       913,879
   1,273   Government National Mortgage Assoc..........................................      8.00 08/15/26     1,285,350
                                                                                                            ------------
           TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH CERTIFICATES (IDENTIFIED COST
             $12,487,499).................................................................................    12,627,315
                                                                                                            ------------

             U.S. GOVERNMENT OBLIGATIONS (11.3%)
       915   U.S. Treasury Bond.........................................................       7.50    11/15/24       966,578
     1,105   U.S. Treasury Note.........................................................       5.00    01/31/98     1,091,585
       950   U.S. Treasury Note.........................................................       5.125   03/31/98       938,505
     1,225   U.S. Treasury Note.........................................................       6.00    08/15/99     1,216,474
     1,675   U.S. Treasury Note.........................................................       6.625   06/30/01     1,685,737
     1,615   U.S. Treasury Note.........................................................       6.375   08/15/02     1,604,018
     3,105   U.S. Treasury Note.........................................................       5.875   11/15/05     2,931,524
                                                                                                                 ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $10,411,747)...................................    10,434,421
                                                                                                                 ------------

                                                                                                                    VALUE
                                                                                                                 ------------
             ASSET-BACKED SECURITIES (1.4%)
       393   First Alliance Mortgage Loan Trust 94 A-1..................................       5.85    04/25/25       357,631
       573   First Alliance Mortgage Loan Trust 94 A-2..................................       7.625   07/25/25       573,064
       354   UCFC Home Equity Loan 93 D.................................................       5.45    07/10/13       343,083
                                                                                                                 ------------
             TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,303,086)........................................     1,273,778
                                                                                                                 ------------

             SHORT-TERM INVESTMENT (1.4%)
             REPURCHASE AGREEMENT
     1,334   The Bank of New York (dated 09/30/96; proceeds $1,333,731; collateralized by $424,658 U.S. Treasury Bond 8.75% due 11/15/08 valued at $484,440 and
               $854,937 U.S. Treasury Bond 6.125% due 05/15/98 valued at $875,777)
               (Identified Cost $1,333,546 )............................................       5.00    10/01/96     1,333,546
                                                                                                                 ------------
TOTAL INVESTMENTS (IDENTIFIED COST $79,562,137)(A).....................................................   99.9%    92,394,659
OTHER ASSETS IN EXCESS OF LIABILITIES..................................................................    0.1         96,618
                                                                                                         ------   -----------
NET ASSETS.............................................................................................  100.0%   $92,491,277
                                                                                                         ------   -----------
                                                                                                         ------   -----------

----------------
 *   NON-INCOME PRODUCING SECURITY.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $79,806,902; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,700,811 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,113,054, RESULTING IN NET UNREALIZED APPRECIATION OF $12,587,757.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $79,562,137).......  $ 92,394,659
Receivable for:
  Interest............................       360,469
  Dividends...........................        61,078
  Shares of beneficial interest
    sold..............................        57,915
  Principal paydowns..................        19,897
Deferred organizational expenses......        74,132
Prepaid expenses......................        31,325
                                        ------------
        TOTAL ASSETS..................    92,999,475
                                        ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest
    repurchased.......................       181,487
  Investments purchased...............       117,372
  Plan of distribution fee............        77,422
  Management fee......................        34,840
  Investment advisory fee.............        23,227
  Dividends to shareholders...........         3,170
Accrued expenses......................        70,680
                                        ------------
        TOTAL LIABILITIES.............       508,198
                                        ------------
NET ASSETS:
Paid-in-capital.......................    80,218,632
Net unrealized appreciation...........    12,832,522
Distributions in excess of net
  investment income...................        (3,171)
Accumulated net realized loss.........      (556,706)
                                        ------------
        NET ASSETS....................  $ 92,491,277
                                        ------------
                                        ------------
NET ASSET VALUE PER SHARE, 7,956,178
  shares outstanding (unlimited shares
  authorized of $.01 par value).......
                                              $11.63
                                        ------------
                                        ------------

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 1996

NET INVESTMENT INCOME:
  INCOME
    Interest.........................  $ 2,296,803
    Dividends (net of $149 foreign
      withholding tax)...............      908,781
                                       -----------
        TOTAL INCOME.................    3,205,584
                                       -----------
  EXPENSES
    Plan of distribution fee.........      971,665
    Management fee...................      442,975
    Investment advisory fee..........      295,317
    Transfer agent fees and
      expenses.......................      105,362
    Professional fees................       82,301
    Registration fees................       50,351
    Shareholder reports and
      notices........................       50,312
    Organizational expenses..........       35,743
    Trustees' fees and expenses......       35,165
    Custodian fees...................       19,250
    Other............................       14,546
                                       -----------
        TOTAL EXPENSES...............    2,102,987
                                       -----------
        NET INVESTMENT INCOME........    1,102,597
                                       -----------
NET REALIZED AND UNREALIZED GAIN:
    Net realized gain................    7,206,334
    Net change in unrealized
      appreciation...................    2,886,118
                                       -----------
        NET GAIN.....................   10,092,452
                                       -----------
        NET INCREASE.................  $11,195,049
                                       -----------
                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR      FOR THE YEAR
                                                                         ENDED             ENDED
                                                                     SEPTEMBER 30,     SEPTEMBER 30,
                                                                          1996              1995
                                                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.........................................    $  1,102,597      $  2,266,144
    Net realized gain (loss)......................................       7,206,334        (5,631,997)
    Net change in unrealized appreciation.........................       2,886,118        14,919,841
                                                                    ----------------  ----------------
        Net increase..............................................      11,195,049        11,553,988
  Dividends and distributions:
    From Net investment income....................................         (36,468)       (1,210,475)
    In excess of net investment income............................        (838,389)          --
  Net decrease from transactions in shares of beneficial
   interest.......................................................     (24,545,353)      (52,984,026)
                                                                    ----------------  ----------------
        Total decrease............................................     (14,225,161)      (42,640,513)
NET ASSETS:
  Beginning of period.............................................     106,716,438       149,356,951
                                                                    ----------------  ----------------
  END OF PERIOD (Including distributions in excess of net
   investment income of $3,171 and undistributed net investment
   income of $729,690, respectively)..............................    $ 92,491,277      $106,716,438
                                                                    ----------------  ----------------
                                                                    ----------------  ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund was organized as a Massachusetts business trust on March 2, 1993 and commenced operations on October 29, 1993.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American, other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------
    in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    D. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company, Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $180,493 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

    Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

    Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------
objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION--Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

    Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, its affiliates and other dealers who have entered into selected dealer agreements with the Distributor under the Plan: (1) compensation to, and expenses of, account executives of DWR and other selected broker-dealers and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The amount of each monthly reimbursement may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended September 30, 1996, the distribution fee accrued was at the annual rate of 0.99%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $112,692,059 and $134,606,545, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $58,967,558 and $59,675,005, respectively.

    For the year ended September 30, 1996, the Fund incurred $9,886 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $12,000.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                          SEPTEMBER 30, 1996           SEPTEMBER 30, 1995
                                                      ---------------------------  ---------------------------
                                                        SHARES         AMOUNT        SHARES         AMOUNT
                                                      -----------  --------------  -----------  --------------
Sold................................................    1,434,033  $   15,701,592    1,576,172  $   14,889,309
Reinvestment of dividends...........................       71,704         794,910      114,844       1,094,653
                                                      -----------  --------------  -----------  --------------
                                                        1,505,737      16,496,502    1,691,016      15,983,962
Repurchased.........................................   (3,751,703)    (41,041,855)  (7,332,918)    (68,967,988)
                                                      -----------  --------------  -----------  --------------
Net decrease........................................   (2,245,966) $  (24,545,353)  (5,641,902) $  (52,984,026)
                                                      -----------  --------------  -----------  --------------
                                                      -----------  --------------  -----------  --------------

7. FEDERAL INCOME TAX STATUS--During the year ended September 30, 1996, the Fund utilized approximately $3,718,000 of its net capital loss carryover. At September 30, 1996, the Fund had a net capital loss carryover of

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------
approximately $312,000 which will be available through September 30, 2003 to offset future capital gains to the extent provided by regulations.

    As of September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1996, distributions in excess of net investment income was charged $960,601, paid-in-capital was charged $838,389 and accumulated net realized loss was credited $1,798,990.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                              FOR THE PERIOD
                                                                  FOR THE YEAR          FOR THE YEAR        OCTOBER 29, 1993*
                                                                     ENDED                 ENDED                 THROUGH
                                                               SEPTEMBER 30, 1996    SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
                                                               ------------------   --------------------   --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $  10.46               $  9.43                $ 10.00
                                                                      ------                ------                 ------
Net investment income........................................           0.15                  0.20                   0.10
Net realized and unrealized gain (loss)......................           1.12                  0.93                  (0.58)
                                                                      ------                ------                 ------
Total from investment operations.............................           1.27                  1.13                  (0.48)
Less dividends and distributions:
  From Net investment income.................................       --                       (0.10)                 (0.09)
  In excess of net investment income.........................          (0.10)             --                     --
                                                                      ------                ------                 ------
Total dividends..............................................          (0.10)                (0.10)                 (0.09)
                                                                      ------                ------                 ------
Net asset value, end of period...............................       $  11.63               $ 10.46                $  9.43
                                                                      ------                ------                 ------
                                                                      ------                ------                 ------

TOTAL INVESTMENT RETURN+.....................................          12.20%                11.97%                 (4.80)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................           2.14%                 2.11%                  2.06%(2)
Net investment income........................................           1.12%                 1.88%                  1.22%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................        $92,491              $106,716               $149,357
Portfolio turnover rate......................................            117%                  123%                   113%(1)
Average commission rate paid.................................        $0.0583              --                     --


--------------
 *  COMMENCEMENT OF OPERATIONS.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS (67.4%)
             AIR TRANSPORT (4.1%)
     5,400   AMR Corp.*................................................................  $      445,500
    23,000   Delta Air Lines, Inc......................................................       1,934,875
    18,400   UAL Corp.*................................................................       1,191,400
                                                                                         --------------
                                                                                              3,571,775
                                                                                         --------------
             AIRCRAFT & AEROSPACE (5.4%)
    21,800   Boeing Co.................................................................       2,150,025
    33,200   United Technologies Corp..................................................       2,498,300
                                                                                         --------------
                                                                                              4,648,325
                                                                                         --------------
             AUTO PARTS - ORIGINAL EQUIPMENT (2.9%)
    40,300   Lear Corp.*...............................................................       1,345,012
    23,100   Magna International, Inc. (Class A) (Canada)..............................       1,146,337
                                                                                         --------------
                                                                                              2,491,349
                                                                                         --------------
             AUTOMOTIVE (2.7%)
    52,300   Chrysler Corp.............................................................       1,569,000
    24,500   Ford Motor Co.............................................................         768,687
                                                                                         --------------
                                                                                              2,337,687
                                                                                         --------------
             BANKS (2.5%)
    20,100   Citicorp..................................................................       2,175,825
                                                                                         --------------
             BEVERAGES - SOFT DRINKS (1.5%)
    39,500   PepsiCo, Inc..............................................................       1,288,687
                                                                                         --------------
             BROADCAST MEDIA (1.0%)
    49,932   Westinghouse Electric Corp................................................         886,293
                                                                                         --------------
             BROKERAGE (1.4%)
    13,900   Merrill Lynch & Co., Inc..................................................       1,193,662
                                                                                         --------------
             BUSINESS SERVICES (1.5%)
    38,300   Green Tree Financial Corp.................................................       1,292,625
                                                                                         --------------
             COMMERCIAL SERVICES (1.0%)
    37,600   Corrections Corp. of America*.............................................         911,800
                                                                                         --------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (3.5%)
    19,500   Ascend Communications, Inc.*..............................................         794,625
    14,500   Cascade Communicanications Corp.*.........................................         382,438
    39,600   Cisco Systems, Inc.*......................................................       1,905,750
                                                                                         --------------
                                                                                              3,082,813
                                                                                         --------------
             COMPUTER EQUIPMENT (1.4%)
    30,400   Storage Technology Corp.*.................................................       1,193,200
                                                                                         --------------
             COMPUTER SERVICES (1.6%)
    22,600   Computer Sciences Corp.*..................................................       1,395,550
                                                                                         --------------
             COMPUTER SOFTWARE (2.6%)
    24,400   Microsoft Corp.*..........................................................       2,235,650
                                                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             CONSUMER PRODUCTS (1.4%)
    12,400   Kimberly-Clark Corp.......................................................  $    1,232,250
                                                                                         --------------
             DRUGS (1.2%)
    18,900   Amgen, Inc.*..............................................................       1,056,038
                                                                                         --------------
             ELECTRICAL EQUIPMENT (1.4%)
    18,200   Honeywell, Inc............................................................       1,235,325
                                                                                         --------------
             ELECTRONICS - DEFENSE (1.2%)
    20,100   Hewlett-Packard Co........................................................       1,070,325
                                                                                         --------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (4.4%)
    27,400   Intel Corp................................................................       3,808,600
                                                                                         --------------
             ENTERTAINMENT (0.9%)
    35,500   Mirage Resorts, Inc.*.....................................................         754,375
                                                                                         --------------
             FINANCIAL SERVICES (1.5%)
    29,500   Associates First Capital Corp.............................................       1,268,500
                                                                                         --------------
             HEALTH EQUIPMENT & SERVICES (1.1%)
    19,600   United Healthcare Corp....................................................         933,450
                                                                                         --------------
             HEALTHCARE - DIVERSIFIED (1.6%)
    15,600   Warner-Lambert Co.........................................................       1,349,400
                                                                                         --------------
             HEALTHCARE - DRUGS (2.3%)
    17,100   Johnson & Johnson.........................................................         904,163
    12,900   Lilly (Eli) & Co..........................................................       1,061,025
                                                                                         --------------
                                                                                              1,965,188
                                                                                         --------------
             HOUSEHOLD APPLIANCES (1.9%)
    37,300   American Standard Companies, Inc.*........................................       1,678,500
                                                                                         --------------
             INDUSTRIALS (1.8%)
    19,300   Caterpillar, Inc..........................................................       1,548,825
                                                                                         --------------
             INSURANCE BROKERS (1.1%)
     8,200   Marsh & McLennan Companies, Inc...........................................         928,650
                                                                                         --------------
             OFFICE EQUIPMENT & SUPPLIES (0.9%)
    13,600   Xerox Corp................................................................         773,500
                                                                                         --------------
             OIL & GAS EXPLORATION (0.8%)
    29,400   Canadian Natural Resources Ltd. (Canada)*.................................         711,119
                                                                                         --------------
             OIL - DOMESTIC (0.7%)
     7,200   Amoco Corp................................................................         623,700
                                                                                         --------------
             RAILROADS (1.7%)
    20,200   Burlington Northern Santa Fe Corp.........................................       1,494,800
                                                                                         --------------
             RESTAURANTS (0.8%)
    22,500   Boston Chicken, Inc.*.....................................................         683,438
                                                                                         --------------
             RETAIL - SPECIALTY (2.2%)
    35,600   Home Depot, Inc...........................................................       1,904,600
                                                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             SOAP & HOUSEHOLD PRODUCTS (2.4%)
    17,800   Procter & Gamble Co.......................................................  $    2,047,000
                                                                                         --------------
             TELECOMMUNICATIONS (0.8%)
    13,200   Lucent Technologies, Inc..................................................         696,300
                                                                                         --------------
             TOBACCO (2.2%)
    17,100   Philip Morris Companies, Inc..............................................       1,951,538
                                                                                         --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $52,060,413).............................................      58,420,662
                                                                                         --------------

 PRINCIPAL
 AMOUNT IN                                                       COUPON     MATURITY
 THOUSANDS                                                        RATE        DATE
-----------                                                     ---------  ----------
             CORPORATE BONDS (2.0%)
             AIRCRAFT & AEROSPACE (0.2%)
 $     200   Lockheed Martin Corp.............................      7.25 %   05/15/06         197,026
                                                                                       --------------
             AUTOMOTIVE (0.2%)
       200   General Motors Corp..............................      8.10     06/15/24         197,434
                                                                                       --------------
             BANKS (0.2%)
       200   Citicorp.........................................      7.125    03/15/04         197,032
                                                                                       --------------
             CABLE & TELECOMMUNICATIONS (0.3%)
       200   News America Holdings, Inc.......................      8.50     02/15/05         209,978
                                                                                       --------------
             FINANCIAL (0.2%)
       200   Abbey National PLC (United Kingdom)..............      6.69     10/17/05         190,756
                                                                                       --------------
             HEALTHCARE - DRUGS (0.2%)
       150   Lilly (Eli) & Co.................................      8.375    12/01/06         161,165
                                                                                       --------------
             INDUSTRIALS (0.3%)
       200   Caterpillar, Inc.................................      9.375    03/15/21         234,472
                                                                                       --------------
             UTILITIES (0.4%)
       200   Florida Power & Light Co.........................      7.05     12/01/26         180,678
       200   Texas Utilities Electric Co......................      7.875    04/01/24         191,376
                                                                                       --------------
                                                                                              372,054
                                                                                       --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $1,830,206)............................................       1,759,917
                                                                                       --------------

             U.S. GOVERNMENT OBLIGATIONS (14.2%)
     1,230   U.S. Treasury Bond...............................     12.00     08/15/13       1,690,278
       800   U.S. Treasury Bond...............................      7.50     11/15/24         826,960
       115   U.S. Treasury Bond...............................      6.50     11/15/26         105,879
     1,860   U.S. Treasury Note...............................      5.875    01/31/99       1,843,260
     1,225   U.S. Treasury Note...............................      6.00     08/15/99       1,211,219
     3,390   U.S. Treasury Note...............................      6.625    06/30/01       3,375,321

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                       COUPON     MATURITY
 THOUSANDS                                                        RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------
 $     795   U.S. Treasury Note...............................      6.375%   08/15/02  $      780,579
       300   U.S. Treasury Note...............................      5.875    02/15/04         283,674
     2,100   U.S. Treasury Note...............................      5.875    11/15/05       1,955,142
       250   U.S. Treasury Note...............................      6.50     10/15/06         242,145
                                                                                       --------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $12,536,140)...........................................      12,314,457
                                                                                       --------------

             MORTGAGE-BACKED SECURITIES (11.5%)
     1,509   Federal Home Loan Mortgage Corp..................      7.50     06/01/11       1,512,529
     1,632   Federal Home Loan Mortgage Corp..................      7.50     08/01/11       1,635,272
     1,871   Federal Home Loan Mortgage Corp..................      7.00     08/01/25       1,792,424
     1,441   Federal Home Loan Mortgage Corp..................      8.00     06/01/26       1,449,967
       844   Federal National Mortgage Assoc..................      7.00     04/01/09         833,151
     1,541   Government National Mortgage Assoc...............      7.00     04/15/26       1,469,622
     1,267   Government National Mortgage Assoc...............      8.00     08/15/26       1,272,413
                                                                                       --------------

             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $10,037,175)...........................................       9,965,378
                                                                                       --------------

             ASSET-BACKED SECURITIES (2.2%)
       784   Federal Housing Administration Burbank Retirement
               Center.........................................      7.50     02/01/32         761,700
       346   First Alliance Mortgage Loan Trust 94
               A-1............................................      5.85     04/25/25         328,326
       505   First Alliance Mortgage Loan Trust 94
               A-2............................................      7.625    07/25/25         503,517
       294   UCFC Home Equity Loan 93 D.......................      5.45     07/10/13         281,249
                                                                                       --------------

             TOTAL ASSET-BACKED SECURITIES
             (IDENTIFIED COST $1,909,467)............................................       1,874,792
                                                                                       --------------

             COLLATERALIZED MORTGAGE OBLIGATION (1.0%)
     1,000   Federal National Mortgage Assoc.
               1996-53M (Identified Cost $928,437)............      6.50     12/18/11         905,038
                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                       COUPON     MATURITY
 THOUSANDS                                                        RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (2.5%)
             REPURCHASE AGREEMENT
 $   2,168   The Bank of New York (dated 03/31/97; proceeds
               $2,168,104; collateralized by $936,337 U.S.
               Treasury Note 6.25% due 07/31/98 valued at
               $946,167 and $1,269,995 U.S. Treasury Note
               6.00% due 08/15/99 valued at $1,264,969)
               (Identified Cost $2,167,781)...................      5.375%   04/01/97  $    2,167,781
                                                                                       --------------

             TOTAL INVESTMENTS
             (IDENTIFIED COST $81,469,619)(A).............................     100.8%      87,408,025

             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...............     (0.8)         (714,629)
                                                                               -----   --------------

             NET ASSETS...................................................     100.0%  $   86,693,396
                                                                               -----   --------------
                                                                               -----   --------------

---------------------
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,899,345 and the aggregate gross unrealized depreciation is $3,960,939, resulting in net unrealized appreciation of $5,938,406.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $81,469,619).............................  $87,408,025
Cash........................................................       13,060
Receivable for:
    Interest................................................      301,077
    Dividends...............................................       67,146
    Shares of beneficial interest sold......................       21,111
Deferred organizational expenses............................       56,357
Prepaid expenses............................................       78,015
                                                              -----------

     TOTAL ASSETS...........................................   87,944,791
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................      928,438
    Shares of beneficial interest repurchased...............      103,741
    Plan of distribution fee................................       77,291
    Management fee..........................................       34,781
    Investment advisory fee.................................       23,187
    Dividends to shareholders...............................        2,978
Accrued expenses............................................       80,979
                                                              -----------
     TOTAL LIABILITIES......................................    1,251,395
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   75,022,653
Net unrealized appreciation.................................    5,938,406
Accumulated undistributed net investment income.............       32,667
Accumulated undistributed net realized gain.................    5,699,670
                                                              -----------
     NET ASSETS.............................................  $86,693,396
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  7,522,385 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                   $11.52
                                                              -----------
                                                              -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $1,032,698
Dividends (net of $694 foreign withholding tax).............     343,856
                                                              ----------
     TOTAL INCOME...........................................   1,376,554
                                                              ----------

EXPENSES
Plan of distribution fee....................................     454,362
Management fee..............................................     208,575
Investment advisory fee.....................................     139,050
Transfer agent fees and expenses............................      51,359
Professional fees...........................................      34,264
Organizational expenses.....................................      17,775
Trustees' fees and expenses.................................      17,583
Shareholder reports and notices.............................      14,327
Custodian fees..............................................       8,976
Registration fees...........................................       7,411
Other.......................................................       5,183
                                                              ----------

     TOTAL EXPENSES.........................................     958,865
                                                              ----------

     NET INVESTMENT INCOME..................................     417,689
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................   6,256,376
Net change in unrealized appreciation.......................  (6,894,116)
                                                              ----------

     NET LOSS...............................................    (637,740)
                                                              ----------

NET DECREASE................................................  $ (220,051)
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                               MARCH 31, 1997     SEPTEMBER 30,
                                                                (UNAUDITED)            1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $   417,689        $ 1,102,597
Net realized gain...........................................      6,256,376          7,206,334
Net change in unrealized appreciation.......................     (6,894,116)         2,886,118
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................       (220,051)        11,195,049
                                                              ----------------   ----------------

DIVIDENDS:
From net investment income..................................       (381,851)           (36,468)
In excess of net investment income..........................       --                 (838,389)
                                                              ----------------   ----------------

     TOTAL..................................................       (381,851)          (874,857)
                                                              ----------------   ----------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (5,195,979)       (24,545,353)
                                                              ----------------   ----------------

     NET DECREASE...........................................     (5,797,881)       (14,225,161)
                                                              ----------------   ----------------

NET ASSETS:
Beginning of period.........................................     92,491,277        106,716,438
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $32,667 AND DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $3,171, RESPECTIVELY)................................    $86,693,396        $92,491,277
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund was organized as a Massachusetts business trust on March 2, 1993 and commenced operations on October 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company, Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $180,493 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, its affiliates or any other selected broker-dealer under the Plan: (1) compensation to, and expenses of, account executives of DWR and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The amount of each monthly reimbursement may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997 (UNAUDITED) CONTINUED

Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended March 31, 1997, the distribution fee accrued was at the annual rate of 0.98%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $43,527,702 and $48,730,721, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $11,189,266 and $11,212,928, respectively.

For the six months ended March 31, 1997, the Fund incurred $9,125 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $23,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX
                                                                           MONTHS ENDED                  FOR THE YEAR
                                                                          MARCH 31, 1997                    ENDED
                                                                   ----------------------------       SEPTEMBER 30, 1996
                                                                           (UNAUDITED)            --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................      809,097   $    9,748,638     1,434,033   $ 15,701,592
Reinvestment of dividends........................................       28,570          339,569        71,704        794,910
                                                                   -----------   --------------   -----------   ------------
                                                                       837,667       10,088,207     1,505,737     16,496,502
Repurchased......................................................   (1,271,460)     (15,284,186)   (3,751,703)   (41,041,855)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................     (433,793)  $   (5,195,979)   (2,245,966)  $(24,545,353)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

7. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Fund had a net capital loss carryover of approximately $312,000 which will be available through September 30, 2003 to offset future capital gains to the extent provided by regulations.

At September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                         FOR THE PERIOD
                                     FOR THE SIX MONTHS      FOR THE YEAR          FOR THE YEAR        OCTOBER 29, 1993*
                                      ENDED MARCH 31,           ENDED                 ENDED                 THROUGH
                                            1997          SEPTEMBER 30, 1996    SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
--------------------------------------------------------------------------------------------------------------------------
                                        (UNAUDITED)

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
  period...........................       $  11.63             $  10.46               $  9.43                $ 10.00
                                            ------               ------                ------                 ------

Net investment income..............           0.05                 0.15                  0.20                   0.10
Net realized and unrealized gain
  (loss)...........................          (0.11)                1.12                  0.93                  (0.58)
                                            ------               ------                ------                 ------

Total from investment operations...          (0.06)                1.27                  1.13                  (0.48)
                                            ------               ------                ------                 ------

Less dividends:
   From net investment income......          (0.05)                  --                 (0.10)                 (0.09)
   In excess of net investment
   income..........................             --                (0.10)                   --                     --
                                            ------               ------                ------                 ------

Total dividends....................          (0.05)               (0.10)                (0.10)                 (0.09)
                                            ------               ------                ------                 ------

Net asset value, end of period.....       $  11.52             $  11.63               $ 10.46                $  9.43
                                            ------               ------                ------                 ------
                                            ------               ------                ------                 ------

TOTAL INVESTMENT RETURN+...........          (0.44)%(1)           12.20%                11.97%                 (4.80)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................           2.07%(2)             2.14%                 2.11%                  2.06%(2)

Net investment income..............           0.90%(2)             1.12%                 1.88%                  1.22%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
  thousands........................        $86,693              $92,491              $106,716               $149,357

Portfolio turnover rate............             48%(1)              117%                  123%                   113%(1)

Average commission rate paid.......        $0.0582              $0.0583                    --                     --

---------------------
 *   Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                 TCW/DW BALANCED FUND

                              PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

  (a)  FINANCIAL STATEMENTS

       (1)    Financial statements and schedules, included
    in Prospectus (Part A):
                                                                     Page in
                                                                   Prospectus
                                                                   ----------
       Financial Highlights for the period October 29, 1993
       through September 30, 1994 and for the years ended
       September 30, 1995 and 1996 and for the six months
       ended March 31, 1997 (unaudited)............................     7

       (2)    Financial statements included in the Statement of     Page in
    Additional Information (Part B):                                  SAI
                                                                    -------

       Portfolio of Investments at September 30, 1996 .............    55

       Statement of Assets and Liabilities at September 30, 1996...    56

       Statement of operations for the year ended September 30,
       1996........................................................    56

       Statement of changes in net assets for the years ended
       September 30, 1995 and 1996.................................    57

       Notes to Financial Statements at September 30, 1996.........    58

       Financial Highlights for the period October 29, 1993
       through September 30, 1994 and for the years ended
       September 30, 1995 and 1996.................................    62

       Portfolio of Investments at March 31, 1997 (unaudited)......    63

       Statement of Assets and Liabilities at March 31,
       1997 (unaudited)............................................    68

       Statement of Operations for the six months ended March 31,
       1997 (unaudited)............................................    68

       Statement of Changes in Net Assets for the six months
       ended March 31, 1997 (unaudited) and for the year ended
       September 30, 1996..........................................    69

       Notes to Financial Statements at March 31, 1997.............    70

       Financial Highlights for the period October 29, 1993
       through September 30, 1994 and for the years ended
       September 30, 1995, and 1996 and the six months ended
       March 31, 1997 (unaudited)..................................    74

       (3) Financial statements included in Part C:

    None.

(b)    EXHIBITS

       1.    --  Form of Instrument Establishing and Designating Additional
                 Classes

       6(a).  --   Form of Distribution Agreement between the Registrant and
                   Dean Witter Distributors Inc.

       6(b).  --   Form of Multi-Class Distribution Agreement between the
                   Registrant and Dean Witter Distributors Inc.

       11.    --   Consent of Independent Accountants

       15.    --   Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1

       16.    --   Schedule for Computation of Performance Quotation

       27.    --   Financial Data Schedule

       Other  --   Form of Multiple-Class Plan pursuant to Rule 18f-3
-----------------------------------
         All other exhibits were previously filed and are hereby incorporated by reference.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None

Item 26. NUMBER OF HOLDERS OF SECURITIES.
                     (1)
      (2)
                                      Number of Record Holders
    Title of Class                      at June 30, 1997
    --------------                    ------------------------

    Shares of Beneficial Interest               6,827

Item 27. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management and Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    The TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. The Adviser presently serves as investment adviser to: (1) TCW Funds, Inc., a diversified open-end management investment company, (2) TCW Convertible Securities Fund, Inc., a diversified closed-end management investment company; (3) TCW/DW Core Equity Trust, an open-end, non-diversified management company, (4) TCW/DW North American Government Income Trust, an open-end, non-diversified management company, (5) TCW/DW Income and Growth Fund, an open-end, non-diversified management company, (6) TCW/DW Latin American Growth Fund, an open-end, non-diversified management company, (7) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company, (8) TCW/DW Term Trust 2000, a closed-end, diversified management company, (9) TCW/DW Term Trust 2002, a closed-end diversified management company, (10) TCW/DW Term Trust 2003, a closed-end diversified management company, (11) TCW/DW Balanced Fund, an open-end, diversified management company, (12) TCW/DW Emerging Markets Opportunities Trust, a closed-end, non-diversified management company, (13) TCW/DW Total Return Trust, an open-end non-diversified management investment company, (14) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management investment company, (15) TCW/DW Global Telecom Trust, an open-end diversified management investment company and (16) TCW/DW Strategic Income Trust, an open-end diversified management investment company. The Adviser also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 28 of the officers and directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act.

          Item 29.  PRINCIPAL UNDERWRITERS.

              (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

          (1)  Dean Witter Liquid Asset Fund Inc.
          (2)  Dean Witter Tax-Free Daily Income Trust
          (3)  Dean Witter California Tax-Free Daily Income Trust
          (4)  Dean Witter Retirement Series
          (5)  Dean Witter Dividend Growth Securities Inc.
          (6)  Dean Witter Natural Resource Development Securities Inc.
          (7)  Dean Witter World Wide Investment Trust
          (8)  Dean Witter Capital Growth Securities
          (9)  Dean Witter Convertible Securities Trust
         (10)  Active Assets Tax-Free Trust
         (11)  Active Assets Money Trust
         (12)  Active Assets California Tax-Free Trust
         (13)  Active Assets Government Securities Trust
         (14)  Dean Witter Global Utilities Fund
         (15)  Dean Witter Federal Securities Trust
         (16)  Dean Witter U.S. Government Securities Trust
         (17)  Dean Witter High Yield Securities Inc.
         (18)  Dean Witter New York Tax-Free Income Fund
         (19)  Dean Witter Tax-Exempt Securities Trust
         (20)  Dean Witter California Tax-Free Income Fund
         (21)  Dean Witter Limited Term Municipal Trust
         (22)  Dean Witter World Wide Income Trust
         (23)  Dean Witter Utilities Fund
         (24)  Dean Witter Strategist Fund
         (25)  Dean Witter New York Municipal Money Market Trust
         (26)  Dean Witter Intermediate Income Securities
         (27)  Prime Income Trust
         (28)  Dean Witter European Growth Fund Inc.
         (29)  Dean Witter Developing Growth Securities Trust
         (30)  Dean Witter Precious Metals and Minerals Trust
         (31)  Dean Witter Pacific Growth Fund Inc.
         (32)  Dean Witter Multi-State Municipal Series Trust
         (33)  Dean Witter Short-Term U.S. Treasury Trust
         (34)  Dean Witter Diversified Income Trust
         (35)  Dean Witter Health Sciences Trust
         (36)  Dean Witter Global Dividend Growth Securities
         (37)  Dean Witter American Value Fund
         (38)  Dean Witter U.S. Government Money Market Trust
         (39)  Dean Witter Global Short-Term Income Fund Inc.
         (40)  Dean Witter Variable Investment Series

         (41)  Dean Witter Value-Added Market Series
         (42)  Dean Witter Short-Term Bond Fund
         (43)  Dean Witter National Municipal Trust
         (44)  Dean Witter High Income Securities
         (45)  Dean Witter International SmallCap Fund
         (46)  Dean Witter Hawaii Municipal Trust
         (47)  Dean Witter Balanced Growth Fund
         (48)  Dean Witter Balanced Income Fund
         (49)  Dean Witter Intermediate Term U.S. Treasury Trust
         (50)  Dean Witter Global Asset Allocation Fund
         (51)  Dean Witter Mid-Cap Growth Fund
         (52)  Dean Witter Capital Appreciation Fund
         (53)  Dean Witter Information Fund
         (54)  Dean Witter Japan Fund
         (55)  Dean Witter Income Builder Fund
         (56)  Dean Witter Special Value Fund
         (57)  Dean Witter Financial Services Trust
         (58)  Dean Witter Market Leader Trust
          (1)  TCW/DW Core Equity Trust
          (2)  TCW/DW North American Government Income Trust
          (3)  TCW/DW Latin American Growth Fund
          (4)  TCW/DW Income and Growth Fund
          (5)  TCW/DW Small Cap Growth Fund
          (6)  TCW/DW Balanced Fund
          (7)  TCW/DW Total Return Trust
          (8)  TCW/DW Mid-Cap Equity Trust
          (9)  TCW/DW Global Telecom Trust
          (10) TCW/DW Strategic Income Trust



          (b) The following information is given regarding directors and officers of Dean Witter Distributors Inc. ("Distributors"). The principal address of Distributors is Two World Trade Center, New York, New York 10048.

                                         POSITIONS AND
                                         OFFICE WITH DISTRIBUTORS
NAME                                     AND THE REGISTRANT
----                                     ------------------

Charles A. Fiumefreddo                   Chairman, Chief Executive
                                         Officer and Director of
                                         Distributors and Chairman,
                                         Chief Executive Officer
                                         and Trustee of the
                                         Registrant.

Philip J. Purcell                        Director of Distributors.

Richard M. DeMartini                     Director of Distributors and
                                         Trustee of the Registrant.
James F. Higgins                         Director of Distributors.

Thomas C. Schneider                      Executive Vice President, Chief
                                         Financial Officer and Director
                                         of Distributors.

                                         POSITIONS AND
                                         OFFICE WITH DISTRIBUTORS
NAME                                     AND THE REGISTRANT
----                                     ------------------

Christine A. Edwards                     Executive Vice President,
                                         Secretary, Chief Legal Officer
                                         and Director of Distributors.

Robert Scanlan                           Executive Vice President of
                                         Distributors and Vice President
                                         of the Registrant.

Mitchell M. Merin                       Executive Vice President of
                                        Distributors and Vice President
                                        of the Registrant.

Robert S. Giambrone                     Senior Vice President of
                                        Distributors and Vice President
                                        of the Registrant.

Barry Fink                              Senior Vice President, Assistant
                                        General Counsel and Assistant
                                        Secretary of Distributors and Vice
                                        President, Secretary and General
                                        Counsel of the Registrant.

Frederick K. Kubler                     Senior Vice President,
                                        Assistant Secretary and Chief
                                        Compliance Officer of
                                        Distributors.

Michael T. Gregg                        Vice President and Assistant
                                        Secretary of Distributors.

Edward C. Oelsner III                   Vice President of Distributors.

Samuel Wolcott III                      Vice President of Distributors.

Thomas F. Caloia                        Assistant Treasurer of
                                        Distributors and Treasurer of
                                        the Registrant.

Michael Interrante                      Assistant Treasurer of
                                        Distributors.


Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of July, 1997.

                                                      TCW/DW BALANCED FUND

                                                   By  /s/ Barry Fink
                                                     -----------------------
                                                           Barry Fink
                                                 Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                          Title                         Date
    ----------                          -----                        -----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                      7/23/97
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                            7/23/97
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Richard M. DeMartini
    Thomas E. Larkin, Jr.
    Marc I. Stern

By  /s/ Barry Fink                                                 7/23/97
        Barry Fink
        Attorney-in-Fact

    John C. Argue              Michael E. Nugent
    Manuel H. Johnson         John L. Schroeder
    John R. Haire

By  /s/ David M. Butowsky                                          7/23/97
        David M. Butowsky
        Attorney-in-Fact

                                    EXHIBIT INDEX



EXHIBIT NO.                      DESCRIPTION

1.   --   Form of Instrument Establishing and Designating Additional
          Classes

6(a). -- Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

6(b). --  Form of Multi-Class Distribution Agreement between the
          Registrant and Dean Witter Distributors Inc.

11.   --  Consent of Independent Accountants

15.   --  Form of Amended and Restated Plan of Distribution pursuant to
          Rule 12b-1

16.   --  Schedule for Computation and Performance Quotation

27.   --  Financial Data Schedule

Other --  Form of Multiple-Class Plan pursuant to Rule 18f-3